UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
----------------

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares Trust
-------------
(Exact name of registrant as specified in its charter)

State of Delaware --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 1 Iron Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02210 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares 0-5 Year Investment Grade Corporate Bond ETF	The NASDAQ Stock Market LLC	46-3348591
iShares 20+ Year Treasury Bond ETF	The NASDAQ Stock Market LLC	94-3405395
iShares Asia 50 ETF	The NASDAQ Stock Market LLC	26-0711133
iShares Core MSCI Total International Stock ETF	The NASDAQ Stock Market LLC	46-1051385
iShares Global Infrastructure ETF	The NASDAQ Stock Market LLC	26-0711518
iShares Morningstar Mid-Cap Value ETF	The NASDAQ Stock Market LLC	57-1201435
iShares MSCI Brazil Small-Cap ETF	The NASDAQ Stock Market LLC	27-1829356
iShares MSCI China ETF	The NASDAQ Stock Market LLC	27-4611566

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares MSCI EAFE Small-Cap ETF	The NASDAQ Stock Market LLC	26-1185867
iShares MSCI New Zealand Capped ETF	The NASDAQ Stock Market LLC	27-1829509

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                                                                                                                [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                                                                                                [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                                                                                                               333-92935

Securities to be registered pursuant to Section 12(g) of the Exchange Act:                                                                          None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares 0-5 Year Investment Grade Corporate Bond ETF, reference is made to Post-Effective Amendment No. 1,345 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares 20+ Year Treasury Bond ETF, reference is made to Post-Effective Amendment No. 1,440 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 22, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Asia 50 ETF, reference is made to Post-Effective Amendment No. 1,484 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 24, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Core MSCI Total International Stock ETF, reference is made to Post-Effective Amendment No. 1,538 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 24, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Global Infrastructure ETF, reference is made to Post-Effective Amendment No. 1,484 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 24, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Morningstar Mid-Cap Value ETF, reference is made to Post-Effective Amendment No. 1,498 to the Registrant’s registration statement on Form N-1A, filed with the SEC on August 25, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI Brazil Small-Cap ETF, reference is made to Post-Effective Amendment No. 1,543 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 22, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI China ETF, reference is made to Post-Effective Amendment No. 1,543 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 22, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI EAFE Small-Cap ETF, reference is made to Post-Effective Amendment No. 1,538 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 24, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI New Zealand Capped ETF, reference is made to Post-Effective Amendment No. 1,543 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 22, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.
Item 2. Exhibits

1.           Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant’s Post-Effective Amendment No. 303 to the registration statement on Form N-1A filed October 16, 2009 (File Nos. 333-92935; 811-09729).

2.           Registrant’s Restated Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Post-Effective Amendment No. 53 to the registration statement on Form N-1A filed September 19, 2006 (File Nos. 333-92935; 811-09729).

3.           Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Post-Effective Amendment No. 418 to the registration statement on Form N-1A filed May 4, 2010 (File Nos. 333-92935; 811-09729).

4.           Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, filed May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
iSHARES TRUST
Date: January 27, 2016	By: /s/ Jack Gee Jack Gee Treasurer and Chief Financial Officer